CORPORATE TO CORPORATE ASSIGNMENT	Docket Number 38602-701

WHEREAS Ensisheim Partners LLC (hereinafter “Assignor”), owns the entire right, title and interest in and to the inventions disclosed in the Patent(s), and in and to all embodiments of the inventions, heretofore conceived, made or discovered (collectively hereinafter referred to as “Inventions”) entitled:

Methods and kits for obtaining and assaying mammary fluid samples for breast diseases, including cancer for which the following United States Patents have issued:

•	US Patent No. 5,798,266 (corresponding US patent application serial number 08/709,207)
•	US Patent No. 6,287,521 (corresponding US patent application serial number 09/027,362)
•	US Patent No. 7,128,877 (corresponding US patent application serial number 10/404,866)

(hereinafter “Patents(s)”).

WHEREAS, Atossa Genetics, Inc., having a place of business at 4105 East Madison St., Suite 320, Seattle, WA 98112, (hereinafter “Assignee”), is desirous of acquiring the entire right, title and interest in and to said Inventions, and in and to all embodiments of the inventions, heretofore conceived, made or discovered, whether jointly or severally, by the invention(s) of said Inventions, and in and to any and all patents, inventor’s certificates and other forms of protection (hereinafter “Patent(s)”) thereon granted in the United States, foreign countries, or under any international convention, agreement, protocol, or treaty.

NOW, THEREFORE, in consideration of good and valuable consideration acknowledged by said Assignor to have been received in full from said Assignee:

1      Said Assignor does hereby sell, assign, transfer and convey unto said Assignee its entire right, title and interest (a) in and to said Inventions, including the right to claim priority to said Inventions; (b) in and to all rights to all United States and corresponding non-United States patent applications and Patent(s), including those filed under the Paris Convention for the Protection of Industrial Property, The Patent Cooperation Treaty, or otherwise; (c) in and to any and all applications filed and any and all Patent(s) granted on said Inventions in the United States, in any foreign country, or under any international convention, agreement, protocol, or treaty, including each and every application filed and any and all Patent(s) granted on any application which is a divisional, substitution, continuation, or continuation-in-part of any of said Application(s); and (d) in and to each and every reissue, reexamination, or extensions of any of said Patent(s).

2       Said Assignor hereby covenants and agrees to cooperate with said Assignee to enable said Assignee to enjoy to the fullest extent the right, title and interest herein conveyed in the United States, foreign countries, or under any international convention, agreement, protocol, or treaty. Such cooperation by the Assignor shall include prompt production of pertinent facts and documents, giving of testimony, execution of petitions, oaths, specifications, declarations or other papers, and other assistance all to the extent deemed necessary or desirable by the parties (a) for perfecting in said Assignee the right, title and interest herein conveyed; (b) for prosecuting any of said applications covering said Inventions; (c) for filing and prosecuting substitute, divisional, continuing or additional applications covering said Inventions; (d) for filing and prosecuting applications for reissuance of any said Patent(s); (e) for interference or other priority proceedings involving said Inventions; and (f) for legal proceedings involving said Inventions and any applications therefor and any Patent(s) granted thereon, including without limitation reissues and reexaminations, opposition proceedings, cancellation proceedings, priority contests, public use proceedings, infringement actions and court actions.

3.      The terms and covenants of this assignment shall inure to the benefit of said Assignee, its successors, assigns and other legal representatives, and shall be binding upon the Assignor, its successors, assigns and other legal representatives.

4.      Said Assignor hereby warrants and represents that the Assignor has not entered and will not enter into any assignment, contract, or understanding in conflict herewith.

5.      Said Assignor hereby request that any Patent(s) issuing in the United States, foreign countries, or under any international convention, agreement, protocol, or treaty, be issued in the name of the Assignee, or its successors and assigns, for the sole use of said Assignee, its successors, legal representatives and assigns.

IN WITNESS WHEREOF, said Assignor has executed and delivered this instrument to said Assignee as of the date written below.

ASSIGNOR
Date: June 17, 2010	By:	/s/ Steven C. Quay
Name: Steven C. Quay
Title: President

RECEIVED AND AGREED TO BY ASSIGNEE:	By:	/s/ Steven C. Quay
Date: June 17, 2010		Name: Steven C. Quay
Title: President

CORPORATE TO CORPORATE ASSIGNMENT	Docket Number 38602-702

WHEREAS, Ensisheim Partners LLC (hereinafter “Assignor”), owns the entire right, title and interest in and to the inventions disclosed in the Patent(s), and in and to all embodiments of the inventions, heretofore conceived, made or discovered (collectively hereinafter referred to as “Inventions”) entitled:

Methods and devices for collecting, handling and processing mammary fluid samples for evaluating breast diseases, including cancer for which the following United States Patents have issued:

•	US Patent No. 6,689,073 (corresponding US patent application serial number 10/001,041)
•	US Patent No. 6,887,210 (corresponding US patent application serial number 10/002,540)

(hereinafter “Patents(s)”).

WHEREAS, Atossa Genetics, Inc., having a place of business at 4105 East Madison St., Suite 320, Seattle, WA 98112, (hereinafter “Assignee”), is desirous of acquiring the entire right, title and interest in and to said Inventions, and in and to all embodiments of the inventions, heretofore conceived, made or discovered, whether jointly or severally, by the inventor(s) of said Inventions, and in and to any and all patents, inventor’s certificates and other forms of protection (hereinafter “Patent(s)”) thereon granted in the United States, foreign countries, or under any international convention, agreement, protocol, or treaty.

NOW, THEREFORE, in consideration of good and valuable consideration acknowledged by said Assignor to have been received in full from said Assignee:

1.      Said Assignor does hereby sell, assign, transfer and convey unto said Assignee its entire right, title and interest (a) in and to said Inventions, including the right to claim priority to said Inventions; (b) in and to all rights to all United States and corresponding non-United States patent applications and Patent(s), including those filed under the Paris Convention for the Protection of Industrial Property, The Patent Cooperation Treaty, or otherwise; (c) in and to any and all applications filed and any and all Patent(s) granted on said Inventions in the United States, in any foreign country, or under any international convention, agreement, protocol, or treaty, including each and every application filed and any and all Patent(s) granted on any application which is a divisional, substitution, continuation, or continuation-in-part of any of said Application(s); and (d) in and to each and every reissue, reexamination, or extensions of any of said Patent(s).

2.      Said Assignor hereby covenants and agrees to cooperate with said Assignee to enable said Assignee to enjoy to the fullest extent the right, title and interest herein conveyed in the United States, foreign countries, or under any international convention, agreement, protocol, or treaty. Such cooperation by the Assignor shall include prompt production of pertinent facts and documents, giving of testimony, execution of petitions, oaths, specifications, declarations or other papers, and other assistance all to the extent deemed necessary or desirable by the parties (a) for perfecting in said Assignee the right, title and interest herein conveyed; (b) for prosecuting any of said applications covering said Inventions; (c) for filing and prosecuting substitute, divisional, continuing or additional applications covering said Inventions; (d) for filing and prosecuting applications for reissuance of any said Patent(s); (e) for interference or other priority proceedings involving said Inventions; and (f) for legal proceedings involving said Inventions and any applications therefor and any Patent(s) granted thereon, including without limitation reissues and reexaminations, opposition proceedings. cancellation proceedings, priority contests, public use proceedings, infringement actions and court actions.

3.      The terms and covenants of this assignment shall inure to the benefit of said Assignee, its successors, assigns and other legal representatives, and shall be binding upon the Assignor, its successors, assigns and other legal representatives.

4.      Said Assignor hereby warrants and represents that the Assignor has not entered and will not enter into any assignment, contract, or understanding in conflict herewith.

5.      Said Assignor hereby request that any Patent(s) issuing in the United States, foreign countries, or under any international convention, agreement, protocol, or treaty, be issued in the name of the Assignee, or its successors and assigns, for the sole use of said Assignee, its successors, legal representatives and assigns.

IN WITNESS WHEREOF, said Assignor has executed and delivered this instrument to said Assignee as of the date written below.

ASSIGNOR
Date: June 17, 2010	By:	/s/ Steven C. Quay
Name: Steven C. Quay
Title: President

RECEIVED AND AGREED TO BY ASSIGNEE:	By:	/s/ Steven C. Quay
Date: June 17, 2010		Name: Steven C. Quay
Title: President

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